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                                                                EXHIBIT 10.3.1.a
                                                                ----------------

              SECOND WAIVER EXTENSION AGREEMENT AND AMENDMENT NO. 4

         SECOND WAIVER EXTENSION AGREEMENT AND AMENDMENT NO. 4 (this "WAIVER AND AMENDMENT"), dated as of March 26, 1999, to the Credit Agreement, dated as of March 8, 1996, by and among Telxon Corporation (the "BORROWER"), the Lenders party thereto, and The Bank of New York, as Issuer, Swing Line Lender and Agent (as heretofore amended, the "AGREEMENT").

                                    RECITALS
                                    --------

I. italized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

II. The Borrower, the Agent and the Lenders have heretofore entered into a Waiver and Agreement, dated as of December 29, 1998 (the "ORIGINAL WAIVER") and a Waiver Extension and Agreement, dated as of February 12, 1999 (the "ORIGINAL WAIVER EXTENSION"), with respect to certain matters relating to the compliance by the Borrower with certain provisions of the Agreement.

III. The Borrower has requested that the Agent and the Lenders agree to a further waiver of compliance by the Borrower with certain provisions of the Agreement, including an extension of the waiver granted in the Original Waiver as extended by the Original Waiver Extension, upon the terms and conditions contained herein.

IV. In addition, the Borrower has requested that the Agent, the Lenders, the Issuer and the Swing Line Lender agree to amend the Agreement upon the terms and conditions contained herein, and the Agent, the Lenders, the Issuer and the Swing Line Lender are willing so to agree.

         Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent, the Issuer and the Swing Line Lender hereby agree as follows:

         1. WAIVERS. Subject to satisfaction of the conditions to effectiveness set forth in Section 4 below:

                  (i) The Required Lenders hereby agree that the Waiver Period (as defined in Section 1 of the Original Waiver) shall not expire as of the time provided in the Original Waiver Extension but shall be extended and remain in effect for the period (the "EXTENDED WAIVER PERIOD") from the Effective Date (as defined in Section 4 hereof) through June 29, 1999.


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                  (ii) The Required Lenders hereby waive, for and during the
         Extended Waiver Period, compliance by the Borrower with the provisions of Sections 7.11 (Leverage Ratio), 7.12 (Tangible Net Worth), 7.13 (Fixed Charge Coverage Ratio) and 7.15 (Current Ratio) of the Agreement and any Defaults or Events of Default under any of said Sections 7.11, 7.12, 7.13 and 7.15 currently existing in respect of the fiscal quarters of the Borrower ended September 30, 1998 and December 31, 1998 and as may exist for the fiscal quarter of the Borrower ended March 31, 1999 and any other Defaults or Events of Default existing as of the Effective Date or arising during the Extended Waiver Period and which arose solely by reason of (a) the restatement of the Borrower's financial statements for any period prior to the September 30, 1998 quarter (any Defaults or Events of Defaults relating to the restatement of the Borrower's financial statements for the September 30, 1998 quarter, including the effects thereof on the Borrower's financial statements for the December 31, 1998 quarter and the March 31, 1999 quarter, being waived as provided in the Original Waiver, as extended by the Original Waiver Extension and this Waiver and Amendment), (b) the Borrower's financial results for the December 31, 1998 quarter and the March 31, 1999 quarter as reflected in the Borrower's financial statement for such periods, and/or (c) any ratios or other computations or certifications required to be made, maintained or provided under the Agreement or any other Loan Document (as used in this Waiver and Amendment, such term shall include, in addition to the documents specified in the definition thereof in the Agreement, the Original Waiver and the Original Waiver Extension) based upon or in respect of any of the financial statements referenced in the immediately foregoing clauses (a) and (b).

                  (iii) The Required Lenders hereby waive, for and during the Extended Waiver Period, compliance by the Borrower with the due dates established in Sections 7.7(c) and 7.7(d) for the delivery of quarterly financial statements and the associated Compliance Certificate and any Defaults or Events of Default under Section 7.7 currently existing in respect of the fiscal quarters of the Borrower ended September 30, 1998 and December 31, 1998 and any other Defaults or Events of Default existing as of the Effective Date or arising during the Extended Waiver Period and which arose solely with respect to any financial statements and/or certifications or other similar documents based thereon or relating thereto required to be provided by the Borrower under the Agreement or any other Loan

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         Document in respect of the fiscal quarter ended December 31, 1998 or any prior period.

Unless otherwise agreed to by the Required Lenders in writing, upon the expiration of the Extended Waiver Period, the waivers provided for herein shall be of no further force or effect, and unless as of that time the Borrower is then in compliance with all of the provisions of the Agreement compliance with which is waived in the Original Waiver, the Original Waiver Extension and in this Waiver and Amendment, an Event of Default shall exist, and the Lenders may exercise any and all rights and remedies available to any of them under Agreement, the other Loan Documents of applicable law.

         2. AMENDMENTS TO AGREEMENT. Subject to satisfaction of the conditions to effectiveness set forth in Section 4 below, the Agreement is hereby amended as follows:

                  (a) The definition of the term "Collateral" set forth in
Section 1.1 is hereby amended in its entirety to read as follows:

                        "COLLATERAL": the assets and property in which a security interest is granted under the Security Agreement, the Subsidiary Security Agreement, the Pledge Agreements, the Patent and Trademark Security Agreement and the Deed of Trust.

                  (b) The definition of the term "Disposition" set forth in
Section 1.1 is hereby amended by inserting the following sentence at the end thereof:

                        "As used herein, the term "Disposition" shall be deemed to include the transactions described on Schedules 8.3(j)(i), (ii) and (iii) hereto."

                  (c) The definition of the term "Loan Documents" set forth in
Section 1.1 is hereby amended by inserting the following words immediately following the words "the Security Agreement" appearing therein:

                        ", the Subsidiary Security Agreement, the Pledge Agreements, the Patent and Trademark Security Agreement, the Deed of Trust"

                  (d) The definition of the term "Texas PP&E" set forth in
Section 1.1 is hereby amended in its entirety to read as follows:

                        "TEXAS PP&E": all property, plant and equipment of the Borrower located at its manufacturing facility and national service center in Houston, Texas.

                  (e) Section 1.1 is hereby amended by inserting the following new defined terms in appropriate alphabetical order:

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                        "DEED OF TRUST": as defined in Section 4(vii) of the
                        Second Waiver.

                        "NET CASH PROCEEDS": means, with respect to any Disposition, the aggregate amount of cash received by or on behalf of the Person making the Disposition in connection with such transaction after deducting therefrom only (a) reasonable and customary brokerage commissions, legal fees, and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction and
                        (c) the amount of any Indebtedness (other than the Obligations) secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate and are properly attributable to such transaction or to the asset that is the subject thereof.

                        "PATENT AND TRADEMARK SECURITY AGREEMENT": as defined in
                        Section 4(v) of the Second Waiver.

                        "PLEDGE AGREEMENTS": as defined in Section 4(iv) of the Second Waiver.

                        "SECOND WAIVER": shall mean the Second Waiver Extension Agreement and Amendment No. 4, dated as of March 26, 1999, to this Agreement.

                        "SECURITY DOCUMENTS": shall mean the Security Agreement, the Subsidiary Security Agreement, the Pledge Agreements, the Patent and Trademark Security Agreement and the Deed of Trust.

                        "SUBSIDIARY SECURITY AGREEMENT": as defined in Section 4(iii) of the Second Waiver.

         (f) Section 2.9 is hereby amended by redesignating subsection (e) thereof as subsection (f), and by inserting the following new subsection (e) immediately following subsection (d):

                           "(e) MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS RELATING TO DISPOSITIONS. Notwithstanding anything contained herein to the contrary, the Aggregate Revolving Commitment Amount shall be permanently reduced and the Borrower shall prepay the aggregate unpaid principal amount of the Revolving Loans upon its receipt by the Borrower or any Guarantor of the proceeds of any Disposition listed on Schedule 8.3(j)(i), (ii) or (iii), by an amount equal to (x) 25% of up to $10,000,000 of the Net Cash Proceeds with respect to a Disposition relating to the asset set forth on Schedule 8.3(j)(i), (y) 50% of the Net Cash Proceeds in excess of $10,000,000 with respect to a

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                           Disposition relating to the asset set forth on
                           Schedule 8.3(j)(i) and (z) 50% of the Net Cash Proceeds with respect to any other Disposition listed on Schedule 8.3(j)(ii) or (iii), it being understood and agreed that the Borrower shall be permitted to retain the balance thereof for working capital purposes.

                  (g) Article 3 is hereby amended by inserting the following new
Section 3.14 at the end thereof:

                           "3.14 CONSENT FEE. Upon the occurrence of the Effective Date of the Second Waiver, the Borrower agrees to pay to the Agent for the pro rata account of each Lender that has executed a counterpart of the Second Waiver on or prior to its Effective Date, a consent fee equal to .50% of such Lender's Revolving Commitment Amount (after giving effect only to the reduction in the Aggregate Revolving Commitment Amount referred to in Section 4(x) of the Second Waiver), which fee shall be due and payable (x) on the Effective Date of the Second Waiver in an amount equal to .35% of each such Lender's Revolving Commitment Amount (as of the Effective Date of the Second Waiver) and (y) on June 1, 1999 in an amount equal to .15% of each such Lender's Revolving Commitment Amount (as of the Effective Date of the Second Waiver) if the Borrower shall not have delivered to the Agent, on or before such date, a binding written commitment letter for the refinancing in whole of the Obligations, on terms reasonably acceptable to the Agent and the Required Lenders, PROVIDED, that should such commitment letter be terminated, the balance of the consent fee shall be payable at the time of such termination."

                  (h) Article 4 is hereby amended by inserting the following new
Section 4.18 and 4.19 at the end thereof:

                           "4.18 DESIGNATED SENIOR INDEBTEDNESS. The Obligations constitute "Designated Senior Indebtedness" under, and as such term is defined and used in that certain Indenture, dated as of December 1, 1995 pursuant to which the Existing Subordinated Notes were issued.

                           4.19 COPYRIGHTS. Neither the Borrower nor any of its Subsidiaries own any material copyrights of the United States, or any other country (including, without limitation, applications or registrations) which have been recorded in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof."

                  (i) Article 7 is hereby amended by inserting the following new
Section 7.17 at the end thereof:

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                           "7.17 PHASE I REPORT. Cooperate fully with the
                           consultant retained by the Agent to provide it with a Phase I environmental report with respect to the Texas PP&E (the cost of which shall be borne by the Borrower).

                  (j) Subsection (p) of Section 8.2 is hereby amended by deleting the word "Agreement" appearing therein and inserting in lieu thereof the words "Documents".

                  (k) Section 8.3 is hereby amended by deleting the word "and" immediately prior to clause (i) thereof, and by inserting the following new clause (j) at the end thereof:

                           "and (j) notwithstanding anything to the contrary set forth above, Dispositions set forth on Schedules 8.3(j)(i), (ii) and (iii) on terms acceptable to the Agent and the Required Lenders (other than the Disposition listed on Schedule 8.3(j)(iii) as to which the Borrower shall provide the Agent and the Lenders reasonable notice of any such Disposition), provided that the Net Cash Proceeds thereof that are payable to the Borrower or any Guarantor are simultaneously therewith applied to the Revolving Loans as required pursuant to Section 2.9(e)."

                  (l) The Schedules to the Agreement are hereby amended by adding new Schedules 8.3(j)(i), 8.3(j)(ii) and 8.3(j)(iii) in the form annexed hereto as Schedules 8.3(j)(i), 8.3(j)(ii) and 8.3(j)(iii).

                  (m) Section 9.1(o) is hereby amended in its entirety to read as follows:

                           "(o) Any Security Document shall cease to be valid and enforceable (except as otherwise specifically provided therein), an "Event of Default" shall have occurred under, and as defined in, any Security Document or any Lien granted to the Agent thereunder shall cease to be a first priority, perfected security interest; or"

         3. AGREEMENTS BY THE BORROWER. Anything in the Agreement to the contrary notwithstanding, in consideration of the waivers and amendments set forth above, the Borrower hereby agrees as follows during the Extended Waiver
Period:

                  (i) The obligations of the Borrower under Section 2 of the Original Waiver, except as the same has been modified by Original Waiver Extension and as may be modified by the terms of this Waiver and Amendment, shall not be limited to the Waiver Period but shall, as so modified, continue to be performed and observed by the Borrower for and during the Extended Waiver Period.

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                  (ii) Notwithstanding that on the Effective Date of the Second
                  Waiver the Aggregate Revolving Commitment Amount (after giving effect to its reduction pursuant to Section 4(x) of the Second Waiver) is $60,000,000, unless otherwise agreed to by the Required Lenders (in the exercise of their respective sole discretion) in writing, the Borrower agrees that the Aggregate Revolving Credit Exposure shall not at any time exceed the lesser of (x) $55,000,000 and (y) the sum of (I) the Eligible Accounts Receivable MINUS $8,000,000, multiplied by 85% PLUS
                  (II) 25% of the Eligible Inventory, PROVIDED that the $55,000,000 amount set forth in clause (x) above shall be reduced at the time of and on a dollar-for-dollar basis by the amount of any prepayment of the Revolving Loans and reduction of the Aggregate Revolving Commitment Amount required pursuant to Section 2.9(e) of the Agreement and that the Borrower will not request any new Loans or the issuance of any new Letters of Credit under the Agreement in violation hereof.

                  The Borrower agrees that any violation of its agreements set forth above shall constitute a Default under the Agreement.

         4. EFFECTIVE DATE. Paragraph 1, 2 and 3 of this Waiver and Amendment shall not be effective until such date (the "EFFECTIVE DATE") as each of the following conditions shall have been satisfied:

                  (i) COUNTERPARTS. The Agent shall have received counterparts of this Waiver and Amendment executed by the Borrower, the Issuer, the Swing Line Lender, the Required Lenders and the Guarantors.

                  (ii) AMENDMENT AND RESTATEMENT OF THE SECURITY AGREEMENT. The Borrower shall have executed and delivered to the Agent an Amendment and Restatement of the Security Agreement, in form and substance satisfactory to the Agent, pursuant to which the Borrower shall have granted to the Agent additional liens and security interests on substantially all of the Borrower's assets.

                  (iii) SUBSIDIARY SECURITY AGREEMENT. TLXITX Corporation, Teletransaction, Inc., PTC Airco, Inc., Meta Holding Corporation, PenRight! Corporation, The Retail Technology Group, Inc., Telxon Trading Co., Inc., Telxon Products, Inc., and Telxon International Procurement Services, Inc. shall have executed and delivered to the Agent a Subsidiary Security Agreement, in form and substance satisfactory to the Agent (as the same may be amended,

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         modified or otherwise supplemented from time to time, the "SUBSIDIARY
         SECURITY AGREEMENT").

                  (iv) PLEDGE AGREEMENTS. The Borrower and Meta Holding Corporation shall have executed and delivered to the Agent Pledge Agreements, in form and substance satisfactory to the Agent (as the same may be amended, modified or otherwise supplemented from time to time, the "PLEDGE AGREEMENTS").

                  (v) PATENT AND TRADEMARK SECURITY AGREEMENT. The Borrower, TLXITX Corporation, and PenRight! Corporation and any other Domestic Subsidiary owning Intellectual Property shall have executed and delivered to the Agent a Patent and Trademark Security Agreement, in form and substance satisfactory to the Agent (as the same may be amended, modified or otherwise supplemented from time to time, the "PATENT AND TRADEMARK SECURITY AGREEMENT").

                  (vi) SUBSIDIARY GUARANTEE SUPPLEMENT. TLXITX Corporation, PenRight! Corporation, The Retail Technology Group, Inc., Telxon Trading Co., Inc., Telxon Products, Inc., and Telxon International Procurement Services, Inc. shall have executed and delivered to the Agent a Supplement to the Subsidiary Guarantee in form and substance satisfactory to the Agent.

                  (vii) DEED OF TRUST. The Borrower shall have executed and delivered to the Agent a Deed of Trust, in form and substance satisfactory to the Agent (as the same may be amended, modified or otherwise supplemented from time to time, the "DEED OF TRUST") on the Texas PP&E.

                  (viii) OPINION OF COUNSEL. The Agent shall have received an opinion of special counsel to the Borrower and the Subsidiaries, in form and substance satisfactory to the Agent.

                  (ix) UCCS; PLEDGED SHARES. The Borrower, TLXITX Corporation, Teletransaction, Inc., PTC Airco, Inc., Meta Holding Corporation, PenRight! Corporation, The Retail Technology Group, Inc., Telxon Trading Co., Inc., Telxon Products, Inc., and Telxon International Procurement Services, Inc. shall have delivered to the Agent such UCC Financing Statements, share certificates and blank stock powers executed by the Borrower and Meta Holding Corporation and all other documents and certificates which may be required to be filed in any public office in order to perfect the security

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         interest in the Collateral, and such other documents and instruments as shall be reasonably requested by the Agent in order to perfect the security interest in the Collateral.

                  (x) COMMITMENT REDUCTION. The Borrower shall have reduced the Aggregate Revolving Commitment Amount to $60,000,000 pursuant to
         Section 2.7 of the Agreement.

                  (xi) FEES AND DISBURSEMENTS. The Borrower shall have paid the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, Special Counsel to the Agent, which shall have accrued up to, and properly invoiced to the Borrower no later than, the Effective Date.

                  (xii) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. On and as of the Effective Date after giving effect to the Original Waiver, the Original Waiver Extension and this Waiver and Amendment, there shall exist no Default or Event of Default, and all of the representations and warranties of the Loan Parties contained in the Loan Documents (in the case of the affirmation of representations and warranties in
         Section 4(c) of each of the Original Waiver and the Original Waiver Extension, after giving effect to this Waiver and Amendment in addition to the Original Waiver and the Original Waiver Extension as there recited) shall be true and correct with the same effect as though such representations and warranties had been made on the Effective Date.

                  (xiii) BANK ONE CONSENT. Bank One shall have consented to the waivers, amendments and agreements contemplated hereby with respect to the Bank One Credit Line.

                  (xiv) CONSENT FEE. The Borrower shall have paid to the Agent for the pro rata account of each Lender entitled thereto that portion of the consent fee that is required to be paid to such Lenders on the Effective Date pursuant to Section 3.14 of the Agreement.

        5. AFFIRMATION; RELEASE. (i) On each of the date hereof and the Effective Date, the Borrower hereby (a) reaffirms and admits the validity and (subject to the terms of the Original Waiver, the Original Waiver Extension and this Waiver and Amendment) enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets or counterclaims against any such obligations, and (c) represents and warrants that after giving effect hereto and to the Original Waiver and the Original Waiver Extension (as modified hereby), no Default or Event of Default has occurred and is continuing, and that each of the

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         representations and warranties made by it in the Agreement is true and correct with the same effect as though such representation and warranty had been made on such date.

                  (ii) The Borrower and each Guarantor hereby release the Agent, the Lenders, the Issuer and the Swing Line Lender and each of their respective directors, officers, employees, attorneys, agents, advisors, attorneys-in-fact, experts and Affiliates (collectively the "LENDER GROUP"), from and against any and all costs and expenses, losses, settlements, claims, causes of action, debts, liabilities, obligations, damages, actions, judgments, proceedings of any kind or nature whatsoever, known or unknown, contingent or otherwise which may be imposed on, incurred by or asserted against any of them in any way relating to or arising out of or with respect to this Waiver and Amendment, the Agreement or the other Loan Documents, and/or any actions taken or omitted to be taken by the Lender Group on or prior to the Effective Date with respect thereto (except to the extent that any of the foregoing arises solely from the gross negligence or willful misconduct of the party which would be so released as determined by a final order or judgment of a court of competent jurisdiction), and the Borrower and each Guarantor hereby agree to hold the Lender Group harmless from and against any and all costs and expenses, losses, settlements, claims, causes of action, debts, liabilities, obligations, damages, actions, judgments, proceedings of any kind or nature whatsoever, known or unknown, contingent or otherwise which may be imposed on, incurred by or asserted against any of them with respect thereto.

         6. WAIVERS AND AMENDMENTS LIMITED. In all other respects, the Loan Documents shall remain in full force and effect, and no waiver or amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be a waiver or amendment in respect of any other term or condition contained in any Loan Document.

         7. COUNTERPARTS. This Waiver and Amendment may be executed in any number of counterparts all of which, taken together shall constitute one waiver. In making proof of this Waiver and Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         8. GOVERNING LAW. THIS WAIVER AND AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

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                  AS EVIDENCE of the agreement by the parties hereto to the
terms and conditions herein contained, each such party has caused this Waiver and Amendment to be executed on its behalf.



                                    TELXON CORPORATION



                                    By: /s/ Gerald J. Gabriel
                                    Name: Gerald J. Gabriel
                                    Title: Senior Vice President


                                    THE BANK OF NEW YORK, in its capacity as a Lender, as the Issuer, as the Swing Line Lender and as the Agent


                                    By: /s/ Robert J. Joyce
                                    Name: Robert J. Joyce
                                    Title:  Vice President




Each of the following Lenders consents to the execution and delivery of this Waiver and Amendment by the Agent, hereby directs the Agent to so execute and deliver this Waiver and Amendment and agrees to all of the terms and conditions hereof:

BANK ONE, N.A.


By: /s/ Joseph E. Manley
Name: Joseph E. Manley
Title:  Vice President

COMERICA BANK


By: /s/ Jeffrey J. Judge
Name: Jeffrey J. Judge
Title: Vice President

THE HUNTINGTON NATIONAL BANK


By: /s/ Timothy M. Ward
Name: Timothy M. Ward
Title:  Vice President

PNC BANK, N.A.


By: /s/ Bryon A.  Pike
Name: Bryon A.  Pike
Title:  Vice President

SOCIETE GENERALE


By: /s/ Joseph A. Philbin
Name: Joseph A. Philbin
Title: Director

U.S. BANK NATIONAL ASSOCIATION


By:  /s/ Jack L. Quitmeyer
Name:  Jack L. Quitmeyer
Title:  Vice President

THE INDUSTRIAL BANK OF JAPAN, LIMITED


By:  /s/ Walter R. Wolff
Name:  Walter R. Wolff
Title:  Joint General Manager

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


Each of the Guarantors acknowledges the execution and delivery of this Waiver and Amendment by the Borrower and the Agent and by signing below, indicates its reaffirmation of the Guarantor Obligations (as such term is defined in the Subsidiary Guaranty) and its joinder in the release contained in Section 5(ii) of this Waiver and Amendment.

PTC AIRCO, INC.


By:  /s/ Gerald J. Gabriel
      Name: Gerald J. Gabriel
      Title: Senior Vice President


META HOLDING CORPORATION


By:  /s/ Gerald J. Gabriel
      Name: Gerald J. Gabriel
      Title: Senior Vice President


TELETRANSACTION, INC.


By:  /s/ Gerald J. Gabriel
      Name: Gerald J. Gabriel
      Title: Senior Vice President


TLXITX CORPORATION


By:  /s/ Gerald J. Gabriel
      Name: Gerald J. Gabriel
      Title: Senior Vice President


PENRIGHT! CORPORATION


By:  /s/ Gerald J. Gabriel
      Name: Gerald J. Gabriel
      Title: Senior Vice President

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THE RETAIL TECHNOLOGY GROUP, INC.


By:  /s/ Gerald J. Gabriel
      Name: Gerald J. Gabriel
      Title: Senior Vice President


TELXON TRADING CO., INC.


By:  /s/ Gerald J. Gabriel
      Name: Gerald J. Gabriel
      Title: Senior Vice President

TELXON PRODUCTS, INC.


By:  /s/ Gerald J. Gabriel
      Name: Gerald J. Gabriel
      Title: Senior Vice President


TELXON INTERNATIONAL PROCUREMENT SERVICES, INC.


By:  /s/ Gerald J. Gabriel
      Name: Gerald J. Gabriel
      Title: Senior Vice President

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